EXECUTION COPY

AMENDMENT NO. 2 TO CONFIDENTIAL EXECUTIVE
EMPLOYMENT AGREEMENT

This Amendment No. 2 to Confidential Executive Employment Agreement (this “Amendment”), dated as of April 14, 2026 (the "Effective Date"), is entered into by and between Jeremy Krol ("Executive") and Phunware, Inc., a Delaware corporation (the “Company”). Executive and the Company are referred to herein individually as a "Party" and collectively as the "Parties".

WHEREAS, the Company and Executive entered into that certain Confidential Executive Employment Agreement, dated as of July 14, 2025 (as amended by that certain Amendment No. 1 to Confidential Executive Employment Agreement dated as of January 14, 2026, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”); and

WHEREAS, the Parties hereto desire to further amend the Agreement on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.
Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings specified in the Agreement.
2.
Amendment. Section 1.2 of the Agreement is hereby amended, effective as of the Effective Date, by amending and restating the first sentence thereof to read as follows:

"The initial term of Executive's employment under this Agreement shall be the period commencing on the Effective Date to and including May 15, 2026, unless earlier terminated as provided herein."

3.
Date of Effectiveness; Limited Effect. This Amendment is effective as of the Effective Date. Except as expressly provided in this Amendment, all of the terms and provisions of the Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Company and Executive. Without limiting the generality of the foregoing, the amendment contained herein will not be construed as an amendment to or waiver of any other provision of the Agreement or as a waiver of or consent to any further or future action on the part of either the Company or Executive that would require the waiver or consent of the other party. On and after the date first written above, each reference in the Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein,” or words of like import will mean and be a reference to the Agreement as amended by this Amendment.
4.
Miscellaneous.
(a)
This Amendment will be governed by, and construed in accordance with, the laws of the State of Texas, without giving effect to any choice of law or conflict of law

Amendment No. 2 to Confidential Executive Employment Agreement.v2

rules or provisions that could cause the applications of the laws of any jurisdiction other than the State of Texas.
(b)
This Amendment will be binding upon and inure to the benefit of (i) the heirs, executors and legal representatives of Executive upon Executive’s death and (ii) any successor of the Company. Any such successor of the Company will be deemed substituted for the Company under the terms of this Amendment for all purposes. For this purpose, “successor” means any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires all or substantially all of the assets or business of the Company.
(c)
The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.
(d)
This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitute one and the same agreement. Delivery of an executed counterpart of this Amendment electronically shall be effective as delivery of an original executed counterpart of this Amendment.
(e)
This Amendment constitutes the sole and entire agreement between the Company and Executive with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter.

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Amendment No. 2 to Confidential Executive Employment Agreement.v2

IN WITNESS WHEREOF, the Company and Executive have executed this Amendment as of the Effective Date.

COMPANY:

PHUNWARE, INC.

By: /s/ Elliot Han

Name: Elliot Han

Title: Director

EXECUTIVE:

JEREMY KROL

/s/ Jeremy Krol

Signature Page to Amendment No. 2 to Confidential Executive Employment Agreement